CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 29, 2013 Successor [Member]	Mar. 30, 2012 Predecessor [Member]
Net sales	$ 380,753	$ 313,582
Cost of sales	249,057	197,971
Gross profit	131,696	115,611
Operating Expenses:
Selling, general and administrative expenses	109,180	91,517
Depreciation and amortization	12,358	6,308
Merger related expenses	783	0
Total operating expenses	122,321	97,825
Operating income	9,375	17,786
Interest expense	(15,824)	(6,046)
Interest and other income	530	592
(Loss) income before income taxes	(5,919)	12,332
Income tax (benefit) provision	(4,439)	4,867
Net income (loss) attributable to common stockholders	$ (1,480)	$ 7,465